    EXHIBIT 32.1
CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report of Torrid Holdings Inc. (the “Company”) on Form 10-K for the year ended January 29, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elizabeth Muñoz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 30, 2022    By:    /s/ Elizabeth Muñoz
Elizabeth Muñoz
Chief Executive Officer and Director
(Principal Executive Officer)